EXHIBIT 99.1



                         CONSENT OF PROSPECTIVE DIRECTOR


     I hereby consent to be named in the Prospectus of Brunswick Technologies, Inc. ("BTI") as a prospective director of BTI and to all references to me included in BTI's Registration Statement on Form S-1 and all amendments thereto.


Dated: October 30, 1996
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                                                      /s/ Donald R. Hughes
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                                                          Donald R. Hughes